Filed pursuant to Rule 497(e)

File Nos. 811-22310; 333-182274

Supplement to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

dated January 31, 2017, as previously supplemented, of the

Tierra XP Latin America Real Estate ETF (the “Fund”)

October 27, 2017

Important Notice Regarding Changes to the Name, Underlying Index, Investment Objective,
Principal Investment Strategy and Investment Policies of the Fund

The Board of Trustees of ETF Managers Trust has approved the following changes to the Fund, effective on or about December 26, 2017.

1.	The Fund’s name will be changed to the Alternative Agroscience ETF;

2.	The Fund’s current underlying index, the Solactive Latin America Real Estate Index, will be replaced with the Alternative Agroscience Index;

3.	The Fund’s investment objective will be changed to the following: “The Alternative Agroscience ETF seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Alternative Agroscience Index” (the “New Index”); and

4.	The non-fundamental policy that, under normal circumstances, the Fund will not invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of real estate related companies in Latin America will be eliminated.

After these changes take effect, the Fund will continue to follow the non-fundamental policy that, under normal circumstances, the Fund will not invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in the component securities of its underlying index. The New Index is designed to include the securities of companies from around the globe that stand to benefit from the legalization of marijuana for medical or non-medical use. The New Index will include companies engaged in the lawful cultivation, possession or distribution of cannabis, as well as companies engaged in lawful medical research using extracts from the cannabis plant. The New Index will also include companies in the supply chain of those companies engaged in the cultivation and distribution of marijuana, as well as companies that may otherwise benefit from the expansion of lawful cultivation, possession and distribution of marijuana.

The New Index will only include companies that are expected to be engaged exclusively in legal activities under applicable national and local laws. Therefore, the New Index will not include any companies that are in violation of any United States federal or state laws. Companies whose business activities are legal under state law, but not legal under federal law, are automatically ineligible for inclusion in the New Index. Additionally, all component companies of the New Index will be expected to possess all necessary permits and licenses to engage in their business activities.

The New Index will be developed and owned by Prime Indexes, and it will be calculated and maintained by Solactive AG.

The Fund has filed with the Securities and Exchange Commission (“SEC”) a Preliminary Prospectus and Preliminary Statement of Additional Information, which reflect the changes described in this notice and which are publicly available on the SEC’s website.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.